                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): March 16, 1998


                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
              (Exact name of registrant as specified in its charter)




 United States
 of America              333-03557-03               56-6486468
 --------------          ------------               ----------
 (State or other         (Commission File           (IRS employer
 Jurisdiction of         Number)                    Identification No.)
 Incorporation


                     NationsBank Auto Owner Trust 1996-A
                            Transamerica Square
                               NC1-021-03-07
                           401 North Tryon Street
                      Charlotte, North Carolina  28255
                               (704) 386-5000


                  (Address of principal executive offices)
                  ----------------------------------------

   Registrant's telephone number including area code:  (704) 386-5000

Item 5.     Other Events
            ------------
     The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.     Financial  Statements, Pro Forma Financial Statements and Exhibits
            ------------------------------------------------------------------

(c)  Exhibits

99          Monthly Servicers Certificate for NationsBank, N.A.
            NationsBank Auto Owner Trust 1996-A

                               SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    NATIONSBANK AUTO OWNER TRUST 1996-A
                    -----------------------------------
                                   (Registrant)



Dated:  March 26, 1998
                                      By:    \s\Leslie J. Fitzpatrick
                                             ------------------------
                                      Name:  Leslie J. Fitzpatrick
                                      Title: Senior Vice President
                                      NationsBank, N.A.
                                      (Duly Authorized Officer)

                         INDEX TO EXHIBITS
                         -----------------


Exhibit
Number                        Exhibit
-------                       -------

99            Monthly Servicers Certificate for NationsBank, N.A.
              NationsBank Auto Owner Trust 1996-A